                                                                          Page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-1 Owner Trust
                           3/1/2006 through 3/31/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
    (A) Total Portfolio Balance                                                                             $1,577,277,657.84
    (B) Total Securities Balance                                                                            $1,577,277,657.84
    (C) Class A-1 Notes
        (i)   Class A-1 Notes Balance                                                                         $376,000,000.00
        (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                      23.84%
        (iii) Class A-1 Notes Rate                                                                                   1.30000%
        (iv)  Class A-1 Notes Accrual Basis                                                                        Actual/360
    (D) Class A-2 Notes
        (i)   Class A-2 Notes Balance                                                                         $462,000,000.00
        (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                      29.29%
        (iii) Class A-2 Notes Rate                                                                                     1.460%
        (iv)  Class A-2 Notes Accrual Basis                                                                            30/360
    (E) Class A-3 Notes
        (i)   Class A-3 Notes Balance                                                                         $386,000,000.00
        (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                      24.47%
        (iii) Class A-3 Notes Rate                                                                                     1.920%
        (iv)  Class A-3 Notes Accrual Basis                                                                            30/360
    (F) Class A-4 Notes
        (i)   Class A-4 Notes Balance                                                                         $317,700,000.00
        (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                      20.14%
        (iii) Class A-4 Notes Rate                                                                                     2.480%
        (iv)  Class A-4 Notes Accrual Basis                                                                            30/360
    (G) Certificates
        (i)   Certificates Balance                                                                             $35,577,657.84
        (ii)  Certificates Percentage (G(i)/B)                                                                          2.26%
        (iii) Certificates Rate                                                                                        2.480%
        (iv)  Certificates Accrual Basis                                                                               30/360
    (H) Servicing Fee Rate                                                                                              1.00%
    (I) Portfolio Summary
        (i)   Weighted Average Coupon (WAC)                                                                             5.55%
        (ii)  Weighted Average Original Maturity (WAOM)                                                                 57.35 months
        (iii) Weighted Average Remaining Maturity (WAM)                                                                 50.82 months
        (iv)  Number of Receivables                                                                                   104,014
    (J) Reserve Fund
        (i)   Reserve Account Initial Deposit Percentage                                                                0.50%
        (ii)  Reserve Account Initial Deposit                                                                   $7,886,388.29
        (iii) Specified Reserve Account Percentage                                                                      0.75%
        (iv)  Specified Reserve Account Balance                                                                 $7,886,388.29

    (K) Yield Supplement Account Deposit                                                                          $267,720.61

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
    (A) Total Portfolio Balance                                                                               $225,588,887.57
    (B) Total Securities Balance                                                                              $225,588,887.57
    (C) Cumulative Note and Certificate Pool Factor                                                                 0.1430242
    (D) Class A-1 Notes
        (i)   Class A-1 Notes Balance                                                                                   $0.00
        (ii)  Class A-1 Notes Pool Factor                                                                           0.0000000
        (iii) Class A-1 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-1 Notes Principal Carryover Shortfall                                                             $0.00
    (E) Class A-2 Notes
        (i)   Class A-2 Notes Balance                                                                                   $0.00
        (ii)  Class A-2 Notes Pool Factor                                                                           0.0000000
        (iii) Class A-2 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-2 Notes Principal Carryover Shortfall                                                             $0.00
    (F) Class A-3 Notes
        (i)   Class A-3 Notes Balance                                                                                   $0.00
        (ii)  Class A-3 Notes Pool Factor                                                                           0.0000000
        (iii) Class A-3 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-3 Notes Principal Carryover Shortfall                                                             $0.00
    (G) Class A-4 Notes
        (i)   Class A-4 Notes Balance                                                                         $218,524,783.32
        (ii)  Class A-4 Notes Pool Factor                                                                           0.6878338
        (iii) Class A-4 Notes Interest Carryover Shortfall                                                              $0.00
        (iv)  Class A-4 Notes Principal Carryover Shortfall                                                             $0.00
    (H) Certificates
        (i)   Certificates Balance                                                                              $7,064,104.25
        (ii)  Certificates Pool Factor                                                                              0.1985545
        (iii) Certificates Interest Carryover Shortfall                                                                 $0.00
        (iv)  Certificates Principal Carryover Shortfall                                                                $0.00
    (I) Servicing Fee
        (i)   Servicing Fee Shortfall                                                                                   $0.00
    (J) End of Prior Month Account Balances
        (i)   Reserve Account                                                                                   $7,886,388.29

                                                                          Page 2

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-1 Owner Trust
                           3/1/2006 through 3/31/2006

        (ii)  Yield Supplement Account                                                                                $417.56
        (iii) Payahead Account                                                                                        ($0.00)
        (iv)  Advances Outstanding                                                                                $198,413.52
    (K) Portfolio Summary as of End of Prior Month
        (i)   Weighted Average Coupon (WAC)                                                                             5.49%
        (ii)  Weighted Average Remaining Maturity (WAM)                                                                 17.02 months
        (iii) Number of Receivables                                                                                    43,230
    (L) Note and Certificate Principal Distribution Percentages
        (i)   Note Percentage                                                                                          97.04%
        (ii)  Certificate Percentage                                                                                    2.96%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
    (A) Precomputed Contracts Principal
        (i)   Scheduled Principal Collections                                                                       $1,396.06
        (ii)  Prepayments in Full                                                                                       $0.00
        (iii) Prepayments in Full due to Repurchases                                                                    $0.00
    (B) Precomputed Contracts Collections                                                                           $1,816.96
    (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                        $420.90
    (D) Simple Interest Receivables Principal
        (i)   Principal Collections                                                                            $15,055,679.85
        (ii)  Prepayments in Full                                                                               $5,363,746.33
        (iii) Repurchased Receivables Related to Principal                                                              $0.00
    (E) Simple Interest Receivables Interest
        (i)   Simple Interest Collections                                                                       $1,023,776.11
    (F) Payment Advance for Precomputes
        (i)   Reimbursement of Previous Advances                                                                        $0.00
        (ii)  Current Advance Amount                                                                                    $0.00
    (G) Interest Advance for simple Interest - Net                                                               ($37,377.23)
    (H) Payahead Account
        (i)   Payments Applied                                                                                        $343.77
        (ii)  Additional Payaheads                                                                                    $343.77
    (I) Portfolio Summary as of End of Month
        (i)   Weighted Average Coupon (WAC)                                                                             5.48%
        (ii)  Weighted Average Remaining Maturity (WAM)                                                                 16.10 months
        (iii) Remaining Number of Receivables                                                                          41,764
    (J) Delinquent Receivables                               # Units                        Dollar Amount
                                                        ------------------        ---------------------------------
        (i)   31-60 Days Delinquent                      1,499      3.59%          $8,351,425.29             4.08%
        (ii)  61-90 Days Delinquent                        382      0.91%          $2,295,769.78             1.12%
        (ii)  91 Days or More Delinquent                    81      0.19%            $547,891.60             0.27%
    (K) Vehicles Repossessed During Collection Period       18      0.04%            $124,587.77             0.06%
    (L) Total Repossessed Vehicles in Inventory             34      0.08%            $221,163.62             0.11%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
    (A) Collection Account Investment Income                                                                            $0.00
    (B) Reserve Account Investment Income                                                                          $28,035.08
    (C) Yield Supplement Account Investment Income                                                                      $1.41
    (D) Trust Fees Expense                                                                                          $4,000.00
    (E) Aggregate Net Losses for Collection Period                                                               (155,474.15)
    (F) Liquidated Receivables Information
        (i)   Gross Principal Balance on Liquidated Receivables                                                    227,496.10
        (ii)  Liquidation Proceeds                                                                                  78,159.54
        (ii)  Recoveries from Prior Month Charge Offs                                                              304,810.71
    (G) Days in Accrual Period                                                                                             29
    (H) Deal age                                                                                                           38

                                                         MONTHLY COLLECTIONS
                                                         -------------------

V. INTEREST COLLECTIONS
-----------------------
    (A) Total Interest Collections  (III(C)+E(i)-F(i)+F(ii)+G)                                                    $986,819.78

VI. PRINCIPAL COLLECTIONS
-------------------------
    (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                             $20,420,822.24
    (B) Liquidation Proceeds  (IV(F(i)))                                                                            78,159.54
    (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                             0.00
    (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                        304,810.71
                                                                                                             -----------------
    (E) Total Principal Collections   (A+B+C+D)                                                                $20,803,792.49

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                    $21,790,612.27
-----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                         $64.07
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                          $21,790,676.34
-------------------------------------

                                                                          Page 3

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-1 Owner Trust
                           3/1/2006 through 3/31/2006

                                                        MONTHLY DISTRIBUTIONS
                                                        ---------------------

X. FEE DISTRIBUTIONS
--------------------
    (A) Servicing Fee
        (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                      $187,990.74
        (ii)  Servicing Fee Paid                                                                                   187,990.74
                                                                                                             -----------------
        (iii) Servicing Fee Shortfall                                                                                   $0.00
    (B) Reserve Account Investment Income (IV(B))                                                                  $28,035.08
    (C) Yield Supplement Account Investment Income  (IV(C))                                                             $0.00
    (D) Trust Fees Expense (IV(D))                                                                                  $4,000.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
    (A) Interest
        (i)   Class A-1 Notes
              (a)  Class A-1 Notes Interest Due                                                                         $0.00
              (b)  Class A-1 Notes Interest Paid                                                                         0.00
                                                                                                             -----------------
              (c) Class A-1 Notes Interest Shortfall                                                                    $0.00
        (ii)  Class A-2 Notes
              (a)  Class A-2 Notes Interest Due                                                                         $0.00
              (b)  Class A-2 Notes Interest Paid                                                                         0.00
                                                                                                             -----------------
              (c)  Class A-2 Notes Interest Shortfall                                                                   $0.00
        (iii) Class A-3 Notes
              (a)  Class A-3 Notes Interest Due                                                                         $0.00
              (b)  Class A-3 Notes Interest Paid                                                                         0.00
                                                                                                             -----------------
              (c) Class A-3 Notes Interest Shortfall                                                                    $0.00
        (iv)  Class A-4 Notes
              (a)  Class A-4 Notes Interest Due                                                                   $451,617.89
              (b)  Class A-4 Notes Interest Paid                                                                   451,617.89
                                                                                                             -----------------
              (c) Class A-4 Notes Interest Shortfall                                                                    $0.00
        (v)   Total Note Interest
              (a)  Total Note Interest Due                                                                        $451,617.89
              (b)  Total Note Interest Paid                                                                        451,617.89
                                                                                                             -----------------
              (c)  Total Note Interest Shortfall                                                                        $0.00
              (d)  Reserve Account Withdrawal for Note Interest                                                         $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                       $21,147,067.71
    (B) Principal
        (i)   Noteholders' Principal Distribution Amounts                                                      $20,037,128.12
        (ii)  Class A-1 Notes Principal
              (a) Class A-1 Notes Principal Due                                                                         $0.00
              (b) Class A-1 Notes Principal Paid                                                                         0.00
                                                                                                             -----------------
              (c) Class A-1 Notes Principal Shortfall                                                                   $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00
       (iii)  Class A-2 Notes Principal
              (a) Class A-2 Notes Principal Due                                                                         $0.00
              (b) Class A-2 Notes Principal Paid                                                                         0.00
                                                                                                             -----------------
              (c) Class A-2 Notes Principal Shortfall                                                                   $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00
       (iv)   Class A-3 Notes Principal
              (a) Class A-3 Notes Principal Due                                                                         $0.00
              (b) Class A-3 Notes Principal Paid                                                                         0.00
                                                                                                             -----------------
              (c) Class A-3 Notes Principal Shortfall                                                                   $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00
       (v)    Class A-4 Notes Principal
              (a) Class A-4 Notes Principal Due                                                                $20,037,128.12
              (b) Class A-4 Notes Principal Paid                                                                20,037,128.12
                                                                                                             -----------------
              (c) Class A-4 Notes Principal Shortfall                                                                   $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00
       (vi)   Total Notes Principal
              (a) Total Notes Principal Due                                                                     20,037,128.12
              (b) Total Notes Principal Paid                                                                    20,037,128.12
                                                                                                             -----------------
              (c) Total Notes Principal Shortfall                                                                       $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
    Amount available for deposit into reserve account                                                           $1,109,939.59
    Amount deposited into reserve account                                                                                0.00
    Excess Amount Released from Reserve Account                                                                          0.00
                                                                                                             -----------------
    Excess funds available to Certificateholders                                                                 1,109,939.59
                                                                                                             -----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
    (A) Interest
        (i)   Certificate Monthly Interest Due                                                                     $14,599.15
        (ii)  Certificate Interest Shortfall Beginning Balance                                                          $0.00
                                                                                                             -----------------
        (iii) Total Certificate Interest Due                                                                       $14,599.15
        (iv)  Certificate Interest Paid                                                                             14,599.15
                                                                                                             -----------------
        (v)   Certificate Interest Shortfall Ending Balance                                                             $0.00
    (B) Principal
        (i)   Certificate Monthly Principal Due                                                                   $611,190.22
        (ii)   Certificate Principal Shortfall Beginning Balance                                                        $0.00
                                                                                                             -----------------

                                                                          Page 4

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-1 Owner Trust
                           3/1/2006 through 3/31/2006

        (iii) Total Certificate Principal Due                                                                     $611,190.22
        (iv)  Certificate Principal Paid                                                                           611,190.22
                                                                                                             -----------------
        (v)   Certificate Principal Shortfall Ending Balance                                                            $0.00
    (C) Release to Seller                                                                                         $484,150.22

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------

    (A) Total Collections                                                                                      $21,790,676.34
    (B) Service Fee                                                                                               $187,990.74
    (C) Trustee Fees                                                                                                 4,000.00
    (D) Class A1 Amount                                                                                                 $0.00
    (E) Class A2 Amount                                                                                                 $0.00
    (F) Class A3 Amount                                                                                                 $0.00
    (G) Class A4 Amount                                                                                        $20,488,746.01
    (H) Amount Deposited into Reserve Account                                                                           $0.00
    (I) Certificateholders                                                                                        $625,789.37
    (J) Release to seller                                                                                         $484,150.22
    (K) Total amount distributed                                                                               $21,790,676.34
    (L) Amount of Draw from Reserve Account                                                                              0.00
    (M) Excess Amount Released from Reserve Account                                                                      0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------
                                                                                   Beginning                       End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                       of Period                    of Period
--------------------------------------------                                    -----------------            -----------------
    (A) Balances and Principal Factors
        (i)    Aggregate Balance of Notes                                        $218,524,783.32              $198,487,655.20
        (ii)   Note Pool Factor                                                        0.1417427                    0.1287460
        (iii)  Class A-1 Notes Balance                                                      0.00                         0.00
        (iv)   Class A-1 Notes Pool Factor                                             0.0000000                    0.0000000
        (v)    Class A-2 Notes Balance                                                      0.00                         0.00
        (vi)   Class A-2 Notes Pool Factor                                             0.0000000                    0.0000000
        (vii)  Class A-3 Notes Balance                                                      0.00                         0.00
        (viii) Class A-3 Notes Pool Factor                                             0.0000000                    0.0000000
        (ix)   Class A-4 Notes Balance                                            218,524,783.32               198,487,655.20
        (x)    Class A-4 Notes Pool Factor                                             0.6878338                    0.6247644
        (xi)   Certificates Balance                                                 7,064,104.25                 6,452,914.03
        (xii)  Certificates Pool Factor                                                0.1985545                    0.1813755
        (xiii) Total Principal Balance of Notes and Certificates                  225,588,887.57               204,940,569.23
    (B) Portfolio Information
        (i)    Weighted Average Coupon (WAC)                                               5.49%                        5.48%
        (ii)   Weighted Average Remaining Maturity (WAM)                                   17.02 months                 16.10 months
        (iii)  Remaining Number of Receivables                                            43,230                       41,764
        (iv)   Portfolio Receivable Balance                                      $225,588,887.57              $204,940,569.23
    (C) Outstanding Advance Amount                                                   $198,413.52                  $161,036.29
    (D) Outstanding Payahead Balance                                                      ($0.00)                      ($0.00)

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
    (A) Beginning Reserve Account Balance                                                                       $7,886,388.29
    (B) Draws                                                                                                            0.00
       (i)    Draw for Servicing Fee                                                                                     0.00
       (ii)   Draw for Interest                                                                                          0.00
       (iii)  Draw for Realized Losses                                                                                   0.00
    (C) Excess Interest Deposited into the Reserve Account                                                               0.00
    (D) Reserve Account Balance Prior to Release                                                                 7,886,388.29
    (E) Reserve Account Required Amount                                                                          7,886,388.29
    (F) Final Reserve Account Required Amount                                                                    7,886,388.29
    (G) Excess Reserve Account Amount                                                                                    0.00
    (H) Ending Reserve Account Balance                                                                           7,886,388.29

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
    (A) Beginning Yield Supplement Account Balance                                                                     417.56
    (B) Investment Earnings                                                                                              1.41
    (C) Investment Earnings Withdraw                                                                                     0.00
    (D) Additional Yield Supplement Amounts                                                                              0.00
    (E) Yield Supplement Deposit Amount                                                                                 64.07
                                                                                                             -----------------
    (F) Ending Yield Supplement Account Balance                                                                        354.90

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
    (A) Liquidated Contracts
        (i)   Liquidation Proceeds                                                                                 $78,159.54
        (ii)  Recoveries on Previously Liquidated Contracts                                                        304,810.71
    (B) Aggregate Net Losses for Collection Period                                                                (155,474.15)

                                                                          Page 5

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-1 Owner Trust
                           3/1/2006 through 3/31/2006

    (C) Net Loss Rate for Collection Period (annualized)                                                               -0.87%
    (D) Cumulative Net Losses for all Periods                                                                   10,256,605.65
    (E) Delinquent Receivables                                   # Units                        Dollar Amount
                                                          -------------------------  --------------------------------
        (i)   30-59 Days Delinquent                        1,499            3.59%    $8,351,425.29             4.08%
        (ii)  60-89 Days Delinquent                          382            0.91%    $2,295,769.78             1.12%
        (ii)  90 Days or More Delinquent                      81            0.19%      $547,891.60             0.27%

XVIII. REPOSSESSION ACTIVITY                                     # Units                        Dollar Amount
----------------------------                              -------------------------  --------------------------------
    (A) Vehicles Repossessed During Collection Period         18            0.04%      $124,587.77             0.06%
    (B) Total Repossessed Vehicles in Inventory               34            0.08%      $221,163.62             0.11%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
    (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
        (i)   Second Preceding Collection Period                                                                        0.24%
        (ii)  Preceding Collection Period                                                                              -0.01%
        (iii) Current Collection Period                                                                                -0.87%
        (iv)  Three Month Average (Avg(i,ii,iii))                                                                      -0.21%
    (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
        (i)   Second Preceding Collection Period                                                                        1.73%
        (ii)  Preceding Collection Period                                                                               1.40%
        (iii) Current Collection Period                                                                                 1.19%
        (iv)  Three Month Average (Avg(i,ii,iii))                                                                       1.44%

    (C) Loss and Delinquency Trigger Indicator                                                           Trigger was not hit.

    I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

         /s/ Paul C. Honda
         ----------------
         Mr. Paul C. Honda
         Assistant Vice President